Exhibit 99.1

EMCORE Reports Fiscal 2023 Third Quarter Results

ALHAMBRA, CA, August 8, 2023 – EMCORE Corporation (Nasdaq: EMKR), the world’s largest independent provider of inertial navigation solutions to the aerospace and defense industry, today announced results for the fiscal 2023 third quarter (3Q23) ended June 30, 2023. Management will host a conference call to discuss 3Q23 financial and business results on August 9, 2023 at 8:00 a.m. Eastern Time (ET).

For 3Q23, EMCORE’s consolidated revenue was $26.7 million. Aerospace and Defense (A&D) segment revenue of $27.0 million, comprised of $26.7 million for inertial navigation and $0.3 million for defense optoelectronics. Broadband segment revenue was reported as $(0.3) million due to $1.3 million of contract losses stemming from the announced shutdown of this segment in April. Excluding this item, Broadband segment revenue was $1.0 million and total last-time-buy revenue for operations to be shutdown (defense optoelectronics and the Broadband segment) aggregated to $1.3 million. Net loss was $9.9 million and $7.0 million on a GAAP and non-GAAP basis, respectively. Adjusted EBITDA was negative $4.3 million. Please refer to the schedules at the end of this press release for GAAP to non-GAAP reconciliations and other information related to non-GAAP financial measures.

“Inertial navigation made significant progress during the quarter, achieving 27% GAAP and 30% non-GAAP gross margins on strong shipment performance, a favorable mix, and improved operational execution in our Concord facility. Revenue grew in 3Q23 for the fifth consecutive quarter and 10% sequentially,” said Jeff Rittichier, President and Chief Executive Officer of EMCORE. “In April, we announced a major restructuring involving the shutdown of the Broadband segment and discontinuance of our defense optoelectronics product lines. Shipment of customer last-time-buys for these products were in-line with expectation for the June quarter. As announced earlier today, we expect to consummate a transaction for the sale of these products, excluding chips, during the quarter ending September 30, 2023.” Rittichier concluded his remarks by saying, “We are continuing to work with interested parties towards a sale of our wafer fabrication facility.”

Consolidated Results

	Three Months Ended
	Jun 30, 2023	Mar 31, 2023	+increase/ -decrease
	3Q23	2Q23
Revenue	$26.7M	$26.8M	-$0.1M
Gross margin	13%	14%	-1%
Operating expenses	$13.5M	$15.8M	-$2.3M
Operating margin	(37%)	(45%)	+8%
Net loss	($9.9M)	($12.2M)	+$2.3M
Net loss per share diluted	($0.18)	($0.27)	+$0.09
Non-GAAP gross margin (a)	16%	16%	—%
Non-GAAP operating expenses (a)	$11.1M	$12.4M	-$1.3M
Non-GAAP operating margin (a)	(25%)	(30%)	+5%
Non-GAAP net loss (a)	($7.0M)	($8.3M)	+$1.3M
Non-GAAP net loss per share diluted (a)	($0.13)	($0.18)	+$0.05
Adjusted EBITDA	($4.3M)	($6.5M)	+$2.2M
Ending cash and cash equivalents	$20.2M	$24.8M	-$4.6M
Line of credit and loan payable	$11.7M	$12.0M	-$0.3M
(a) Please refer to the schedules at the end of this press release for GAAP to non-GAAP reconciliations and other information related to non-GAAP financial measures.

Aerospace and Defense Segment

For 3Q23, A&D’s sequential-quarter revenue increase was driven by inertial navigation, which grew to $26.7 million, an increase of $2.4 million or 10%. This was slightly offset by a drop in sales of defense optoelectronics. A&D segment gross margin increased due to the higher revenue and improved operational performance at our Concord QMEMS site. R&D expense decreased sequentially driven by lower project material spend.

Three Months Ended
	Jun 30, 2023	Mar 31, 2023	+increase/ -decrease
	3Q23	2Q23
A&D segment revenue	$27.0M	$25.2M	+$1.8M
A&D segment gross margin	27%	22%	+5%
A&D segment R&D expense	$4.4M	$5.3M	-$0.9M
A&D segment gross profit less R&D expense	$2.7M	$0.3M	+$2.4M
Non-GAAP A&D segment gross margin (a)	29%	24%	+5%
Non-GAAP A&D segment R&D expense (a)	$4.3M	$5.1M	-$0.8M
Non-GAAP A&D segment gross profit less R&D expense (a)	$3.6M	$0.9M	+$2.7M
(a) Please refer to the schedules at the end of this press release for GAAP to non-GAAP reconciliations and other information related to non-GAAP financial measures.

The following table highlights the comparative inertial navigation (IN) results within the A&D segment (excluding defense optoelectronics which was part of the April restructuring announcement). For 3Q23, IN’s sequential-quarter revenue increase was driven by double-digit growth for both our Space & Navigation site in Budd Lake, NJ and QMEMS product shipments from our Concord, CA facility. Operations in Tinley Park, IL continued on a steady growth path, with revenue up 5% sequentially. IN’s gross margin increase was driven by higher revenue, a favorable mix, and improved operational performance in Concord. R&D expense decreased sequentially driven by lower project material spend.

Three Months Ended
	Jun 30, 2023	Mar 31, 2023	+increase/ -decrease
	3Q23	2Q23
IN revenue	$26.7M	$24.3M	+$2.4M
IN gross margin	27%	20%	+7%
IN R&D expense	$4.3M	$4.9M	-$0.6M
IN gross profit less R&D expense	$2.9M	$—M	+$2.9M
Non-GAAP IN gross margin (a)	30%	22%	+8%
Non-GAAP IN R&D expense (a)	$4.2M	$4.7M	-$0.5M
Non-GAAP IN gross profit less R&D expense (a)	$3.7M	$0.6M	+$3.1M
(a) Please refer to the schedules at the end of this press release for GAAP to non-GAAP reconciliations and other information related to non-GAAP financial measures.

Broadband Segment

For 3Q23, Broadband’s segment revenue was reported as ($0.3) million due to $1.3 million of contract losses stemming from the announced shutdown of this segment in April. Excluding this adjustment, Broadband segment revenue was $1.0 million representing the start of shipment for customer last-time-buy orders. Broadband’s gross margin decline was attributable to the lower revenue shipped, and was further adversely affected by the reversal adjustment.

Three Months Ended
	Jun 30, 2023	Mar 31, 2023	+increase/ -decrease
	3Q23	2Q23
Broadband segment revenue	($0.3M)	$1.6M	-$1.9M
Broadband segment gross margin (b)	N/A	(112%)	N/A
Broadband segment R&D expense	$0.7M	$0.5M	+$0.2M
Broadband segment gross profit less R&D expense	($4.4M)	($2.3M)	-$2.1M
Non-GAAP Broadband segment gross margin (a) (b)	N/A	(104%)	N/A
Non-GAAP Broadband segment R&D expense (a)	$0.6M	$0.5M	+$0.1M
Non-GAAP Broadband segment gross profit less R&D expense (a)	($4.1M)	($2.1M)	-$2.0M
(a) Please refer to the schedules at the end of this press release for GAAP to non-GAAP reconciliations and other information related to non-GAAP financial measures.
(b) Gross margin for the Broadband segment is non-computable with the 3Q23 negative revenue.

Business Outlook

The Company expects revenue for the fiscal fourth quarter (4Q23) ending September 30, 2023 to be in the range of $25 million to $27 million. This excludes non-inertial navigation revenue expected to be recognized in 4Q23.

Conference Call

The Company will host a conference call to discuss its financial results on Wednesday, August 9, 2023 at 8:00 a.m. ET (5:00 a.m. PT). To participate in the conference call, click on the following link (ten minutes prior to the call) to register: https://register.vevent.com/register/BIbe2276382842455389518d3137000fd3. Once registered, participants will have the option of: 1) dialing in from their phone (using their PIN); or 2) clicking the “Call Me” option to receive an automated call directly to their phone. The call will be webcast live via the Company's investor website at https://investor.emcore.com. Please go to the site beforehand to register and download any necessary software. The webcast will be available for replay beginning Wednesday, August 9, 2023, following the conclusion of the call.

About EMCORE

EMCORE Corporation is a leading provider of inertial navigation products for the aerospace and defense markets. We leverage industry-leading Photonic Integrated Chip (PIC), Quartz MEMS, and Lithium Niobate chip-level technology to deliver state-of-the-art component and system-level products across our end-market applications. EMCORE has vertically-integrated manufacturing capability at its facilities in Alhambra, CA, Budd Lake, NJ, Concord, CA, and Tinley Park, IL. Our manufacturing facilities maintain ISO 9001 quality management certification, and we are AS9100 aerospace quality certified at our facilities in Alhambra, CA, Budd Lake, NJ, and Concord, CA. For further information about EMCORE, please visit https://www.emcore.com.

Use of Non-GAAP Financial Measures

The Company conforms to U.S. Generally Accepted Accounting Principles (“GAAP”) in the preparation of its financial statements. We disclose supplemental non-GAAP earnings measures for gross profit, gross margin, operating expenses, research and development expenses, operating margin, and net loss, as well as adjusted EBITDA. The Company has, regardless of result, applied consistent rationale and methods when presenting supplemental non-GAAP measures.

Management believes these supplemental non-GAAP measures reflect the Company’s core ongoing operating performance and facilitates comparisons across reporting periods. The Company uses these measures when evaluating its financial results and for planning and forecasting of future periods. We believe that these supplemental non-GAAP measures are also useful to investors in assessing our operating performance. While we believe in the usefulness of these supplemental non-GAAP measures, there are limitations. Our non-GAAP measures may not be reported by other companies in our industry and/or may not be directly comparable to similarly titled measures of other companies due to potential differences in calculation. We compensate for these limitations by using these non-GAAP measures as a supplement to GAAP and by providing the reconciliations to the most comparable GAAP measure.

The schedules at the end of this press release reconcile the Company’s non-GAAP measures to the most directly comparable GAAP measure. The adjustments share one or more of the following characteristics: they are unusual and the Company does not expect them to recur in the ordinary course of its business, they do not involve the expenditure of cash, they are unrelated to the ongoing operation of the business in the ordinary course, or their magnitude and timing is largely outside of the Company’s control. An example of one item that regularly meets one or more of these characteristics is stock-based compensation. There are also, from time-to-time, other examples such as litigation-related expenses (only after a legal matter has turned into active litigation) or acquisition-related costs. For all reporting periods disclosed, the Company has applied consistent rationale, method, and adjustments in reconciling non-GAAP measures to the most directly comparable GAAP measure.

Non-GAAP measures are not in accordance with or an alternative to GAAP, nor are they meant to be considered in isolation or as a substitute for comparable GAAP measures. Our disclosures of these measures should be read only in conjunction with our financial statements prepared in accordance with GAAP. Non-GAAP measures should not be viewed as a substitute for the Company’s GAAP results.

Forward-Looking Statements

The information provided herein may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (“Exchange Act”). These forward-looking statements are based on our current expectations and projections about future events and financial trends affecting the financial condition of our business. Such forward-looking statements include, in particular, projections about our future results, including expected revenue for 4Q23, expectations regarding the sale of Broadband and defense optoelectronics product lines, efforts regarding the potential sale of our wafer fabrication facility, and statements about our future results of operations and financial position, plans, strategies, business prospects, changes, and trends in our business and the markets in which we operate.

These forward-looking statements may be identified by the use of terms and phrases such as “anticipates”, “believes”, “can”, “could”, “estimates”, “expects”, “forecasts”, “intends”, “may”, “plans”, “projects”, “targets”, “will”, and similar expressions or variations of these terms and similar phrases. Additionally, statements concerning future matters such as the development of new products, future growth, enhancements or technologies, sales levels, expense levels, and other statements regarding matters that are not historical are forward-looking statements. We caution that these forward-looking statements relate to future events or our future financial performance and are subject to business, economic, and other risks and uncertainties, both known and unknown, that may cause actual results, levels of activity, performance, or achievements of our business or our industry to be materially different from those expressed or implied by any forward-looking statements.

These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including without limitation, the following: (a) risks related to the expected sale of our Broadband and defense optoelectronics businesses and potential sale of our wafer fabrication facility, including without limitation the failure to successfully negotiate or execute definitive transaction agreements, termination of definitive agreement prior to closing, failure to achieve any anticipated proceeds from any such sale or to fully realize the anticipated benefits of such a transaction, even if the potential transaction occurs, diversion of management’s time and attention from our remaining businesses to the sale of such businesses, third party costs incurred by the Company related to any such transaction, and risks associated with any liabilities related to the transaction or any such assets or business that are retained by the Company in any sale transaction; (b) any disruptions to our operations as a result of our restructuring activities; (c) risks related to costs and expenses incurred in connection with restructuring activities and anticipated operational costs savings arising from the restructuring actions; (d) risks related to the loss of personnel; (e) risks related to customer and vendor relationships and contractual obligations with respect to the shutdown of the Broadband business segment and the discontinuance of its defense optoelectronics product line; (f) risks and uncertainties related to our current expectations with respect to potential revenues arising from last time buys by our Broadband and Defense Optoelectronics customers; (g) risks related to the closing of the manufacturing support and engineering center in China; (h) rapidly evolving markets for the Company's products and uncertainty regarding the development of these markets; (i) the Company's historical dependence on sales to a limited number of customers and fluctuations in the mix of products and customers in any period; (j) delays and other difficulties in commercializing new products; (k) the failure of new products: (i) to perform as expected without material defects, (ii) to be manufactured at acceptable volumes, yields, and cost, (iii) to be qualified and accepted by our customers, and (iv) to successfully compete with products offered by our competitors; (l) uncertainties concerning the availability and cost of commodity materials and specialized product components that we do not make internally; (m) actions by competitors; (n) risks and uncertainties related to the outcome of legal proceedings; (o) risks and uncertainties related to applicable laws and regulations; (p) acquisition-related risks, including that (i) the revenues and net operating results obtained from our recent acquisitions may not meet our expectations, (ii) the costs and cash expenditures for integration of our recent acquisitions may be higher than expected, (iii) we may not recognize the anticipated synergies from our recent acquisitions, (iv) there could be losses and liabilities arising from these acquisitions that we will not be able to recover from any source, and (v) we may not realize sufficient scale from these acquisitions and will need to take additional steps, including making additional acquisitions, to achieve our growth objectives; (q) risks related to our ability to obtain capital; (r) the effect of component shortages and any alternatives thereto; (s) risks and uncertainties related to manufacturing and production capacity; (t) risks related to the conversion of order backlog into product revenue; and (u) other risks and uncertainties discussed under Item 1A - Risk Factors in our Annual Report on Form 10-K for the fiscal year ended September 30, 2022, as updated by our subsequent periodic reports.

Forward-looking statements are based on certain assumptions and analysis made in light of our experience and perception of historical trends, current conditions, and expected future developments as well as other factors that we believe are appropriate under the circumstances. While these statements represent our judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results. All forward-looking statements in this press release are made as of the date hereof, based on information available to us as of the date hereof, and subsequent facts or circumstances may contradict, obviate, undermine, or otherwise fail to support or substantiate such statements. We caution you not to rely on these statements without also considering the risks and uncertainties associated with these statements and our business that are addressed in our filings with the Securities and Exchange Commission (“SEC”) that are available on the SEC’s web site located at www.sec.gov, including the sections entitled “Risk Factors” in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Certain information included in this press release may supersede or supplement forward-looking statements in our other Exchange Act reports filed with the SEC. We do not intend to update any forward-looking statement to conform such statements to actual results or to changes in our expectations, except as required by applicable law or regulation.

EMCORE CORPORATION
Condensed Consolidated Balance Sheets
(unaudited)

	June 30,	September 30,
(in thousands)	2023	2022
ASSETS
Current assets:
Cash and cash equivalents	$19,717	$25,625
Restricted cash	495	520
Accounts receivable, net of credit loss of $363 and $337, respectively	17,451	18,073
Contract assets	5,163	4,560
Inventory	35,833	37,035
Prepaid expenses	3,378	4,061
Other current assets	2,431	3,063
Total current assets	84,468	92,937
Property, plant, and equipment, net	24,388	37,867
Goodwill	19,043	17,894
Operating lease right-of-use assets	26,534	23,243
Other intangible assets, net	15,294	14,790
Other non-current assets	2,326	2,351
Total assets	$172,053	$189,082
LIABILITIES and SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$11,164	$12,729
Accrued expenses and other current liabilities	10,775	8,124
Contract liabilities	1,359	5,300
Loan payable - current	852	852
Operating lease liabilities - current	2,740	2,213
Total current liabilities	26,890	29,218
Line of credit	6,485	9,599
Loan payable - non-current	4,403	5,042
Operating lease liabilities - non-current	24,737	21,625
Asset retirement obligations	4,143	4,664
Other long-term liabilities	8	106
Total liabilities	66,666	70,254
Commitments and contingencies
Shareholders’ equity:
Common stock, no par value, 100,000 shares authorized; 61,059 shares issued and 54,153 shares outstanding as of June 30, 2023; 44,497 shares issued and 37,591 shares outstanding as of September 30, 2022	807,605	787,347
Treasury stock at cost; 6,906 shares as of June 30, 2023 and September 30, 2022	(47,721)	(47,721)
Accumulated other comprehensive income	1,380	1,301
Accumulated deficit	(655,877)	(622,099)
Total shareholders’ equity	105,387	118,828
Total liabilities and shareholders’ equity	$172,053	$189,082

EMCORE CORPORATION
Condensed Consolidated Statements of Operations and Comprehensive Loss
(unaudited)

	Three Months Ended June 30,		Nine Months Ended June 30,
(in thousands, except for per share data)	2023	2022	2023	2022
Revenue	$26,698	$23,675	$78,471	$98,561
Cost of revenue	23,198	19,777	68,201	69,849
Gross profit	3,500	3,898	10,270	28,712
Operating expense:
Selling, general, and administrative	6,452	7,800	26,347	22,550
Research and development	5,171	4,513	16,319	13,675
Severance	1,838	—	2,296	1,318
Gain on sale of assets	—	(1,318)	(1,147)	(1,919)
Total operating expense	13,461	10,995	43,815	35,624
Operating loss	(9,961)	(7,097)	(33,545)	(6,912)
Other income (expense):
Interest (expense) income, net	(219)	9	(682)	(14)
Foreign exchange gain (loss)	321	(185)	442	(160)
Other income (expense)	31	(349)	184	(349)
Total other income (expense)	133	(525)	(56)	(523)
Loss before income tax expense	(9,828)	(7,622)	(33,601)	(7,435)
Income tax expense	(29)	(27)	(177)	(25)
Net loss	$(9,857)	$(7,649)	$(33,778)	$(7,460)
Foreign exchange translation adjustment	(134)	69	(79)	91
Comprehensive loss	$(9,991)	$(7,580)	$(33,857)	$(7,369)
Per share data:
Net loss per basic share	$(0.18)	$(0.20)	$(0.74)	$(0.20)
Weighted-average number of basic shares outstanding	53,926	37,425	45,546	37,197
Net loss per diluted share	$(0.18)	$(0.20)	$(0.74)	$(0.20)
Weighted-average number of diluted shares outstanding	53,926	37,425	45,546	37,197

EMCORE CORPORATION
Reconciliations of GAAP to Non-GAAP Financial Measures
(unaudited)

	Three Months Ended
	Jun 30, 2023	Mar 31, 2023
(in thousands, except for percentages)	3Q23	2Q23
Gross profit	$3,500	$3,711
Gross margin	13%	14%
Stock-based compensation expense	436	331
Asset retirement obligation (amortization)	51	(18)
Amortization of intangible assets	353	287
Non-GAAP gross profit	$4,340	$4,311
Non-GAAP gross margin	16%	16%

	Three Months Ended
	Jun 30, 2023	Mar 31, 2023
(in thousands)	3Q23	2Q23
Operating expense	$13,461	$15,755
Stock-based compensation expense	(1,277)	(1,204)
Severance (expense) income	(1,838)	17
Loss on sale of assets	—	(24)
Transition-related expense	(323)	(1,264)
Litigation-related proceeds (expense)	1,086	(884)
Non-GAAP operating expense	$11,109	$12,396

	Three Months Ended
	Jun 30, 2023	Mar 31, 2023
(in thousands, except for percentages)	3Q23	2Q23
Operating profit	$(9,961)	$(12,044)
Operating margin	(37%)	(45%)
Stock-based compensation expense	1,713	1,535
Asset retirement obligation accretion (amortization)	51	(18)
Amortization of acquired intangibles	353	287
Severance expense (income)	1,838	(17)
Loss on sale of assets	—	24
Transition-related expense	323	1,264
Litigation-related (proceeds) expense	(1,086)	884
Non-GAAP operating profit	$(6,769)	$(8,085)
Non-GAAP operating margin	(25%)	(30%)
Depreciation expense	2,431	1,566
Adjusted EBITDA	$(4,338)	$(6,519)
Adjusted EBITDA %	(16%)	(24%)

	Three Months Ended
	Jun 30, 2023	Mar 31, 2023
(in thousands, except for per share data and percentages)	3Q23	2Q23
Net loss	$(9,857)	$(12,228)
Net loss per share basic and diluted	$(0.18)	$(0.27)
Stock-based compensation expense	1,713	1,535
Asset retirement obligation accretion (amortization)	51	(18)
Amortization of intangible assets	353	287
Severance expense (income)	1,838	(17)
Loss on sale of assets	—	24
Transition-related expense	323	1,264
Litigation-related (proceeds) expense	(1,086)	884
Other income	(31)	(46)
Foreign exchange gain	(321)	(46)
Income tax expense	29	54
Non-GAAP net loss	$(6,988)	$(8,307)
Non-GAAP net loss per share basic and diluted	$(0.13)	$(0.18)
Interest expense, net	219	222
Depreciation expense	2,431	1,566
Adjusted EBITDA	$(4,338)	$(6,519)
Adjusted EBITDA %	(16%)	(24%)

	Three Months Ended			Three Months Ended
(in thousands, except for percentages)	Jun 30, 2023	Mar 31, 2023		Jun 30, 2023	Mar 31, 2023
	3Q23	2Q23		3Q23	2Q23
Aerospace and Defense			Broadband
Gross profit	$7,163	$5,515	Gross profit	$(3,663)	$(1,804)
Gross margin	27%	22%	Gross margin	N/A	(112%)
Stock-based compensation expense	327	249	Stock-based compensation expense	109	82
Asset retirement obligation accretion	39	(30)	Asset retirement obligation accretion	12	12
Amortization of intangible assets	320	254	Amortization of intangible assets	33	33
Non-GAAP gross profit	$7,849	$5,988	Non-GAAP gross profit	$(3,509)	$(1,677)
Non-GAAP gross margin	29%	24%	Non-GAAP gross margin	N/A	(104)%

R&D expense	$4,448	$5,253	R&D expense	$723	$544
Stock-based compensation expense	(191)	(176)	Stock-based compensation expense	(106)	(77)
Non-GAAP R&D expense	$4,257	$5,077	Non-GAAP R&D expense	$617	$467
Non-GAAP gross profit less R&D expense	$3,592	$911	Non-GAAP gross profit less R&D expense	$(4,126)	$(2,144)

	Three Months Ended
(in thousands, except for percentages)	Jun 30, 2023	Mar 31, 2023
	3Q23	2Q23
Inertial Navigation
Gross profit	$7,260	$4,861
Gross margin	27%	20%
Stock-based compensation expense	264	211
Asset retirement obligation accretion	39	(30)
Amortization of intangible assets	320	254
Non-GAAP gross profit	$7,883	$5,296
Non-GAAP gross margin	30%	22%

R&D expense	$4,345	$4,882
Stock-based compensation expense	(146)	(143)
Non-GAAP R&D expense	$4,199	$4,739
Non-GAAP gross profit less R&D expense	$3,684	$557

Contact:
EMCORE Corporation
Tom Minichiello
(626) 293-3400
investor@emcore.com